Putnam
Investment Grade
Municipal Trust


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

In today's uncertain economic and investment environment, where investor mood is as much a factor in determining market direction as the underlying fundamentals, portfolio managers must constantly be looking to the future while coping with the present.

In a sense, that is where the managers of Putnam Investment Grade
Municipal Trust found themselves during the fiscal year ended November
30, 2002. Positioning a portion of the portfolio to take advantage of future economic recovery put it at a competitive disadvantage for the moment and was a factor in the fund's underperformance -- at net asset value -- of both its benchmark and its peer group category average during the period just ended. Performance details begin on page 7.

There were some bright spots during the period; the municipal-bond market was generally strong and the portfolio's overall high quality helped offset the negatives. In the following report, the fund's managers discuss the reasons behind the fund's performance and also offer their views on prospects for the next fiscal year.

Respectfully yours,

/S/JOHN A. HILL                       /S/GEORGE PUTNAM, III

John A. Hill                          George Putnam, III
Chairman of the Trustees              President of the Funds
January 15, 2003


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Over its 2002 fiscal year, which ended December 31, 2002, Putnam
Investment Grade Municipal Trust delivered positive results at both net asset value and market price. At net asset value, the fund underperformed both the average for its Lipper category (General Muni
Debt Funds - Leveraged)) and its benchmark, the Lehman Municipal Bond
Index. However, at market price, the fund outperformed both the category average and the benchmark.

Total return for 12 months ended 11/30/02

                 NAV             Market price
-----------------------------------------------------------------------
                2.36%               8.58%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the fund's net asset value. Performance information for longer periods begins on page 7.

These results should be considered in the context of a market environment characterized by ongoing volatility and increasing levels of investor concern. Higher-quality investments were favored while those with any degree of risk were shunned. In anticipation of an economic recovery, your fund's management team had established a small position in higher-yielding, lower-rated municipal bonds, which tend to perform well in a recovering or stable environment. We believe this allocation contributed to the fund's underperformance at net asset value. The majority of bonds in the portfolio remain investment grade and the fund's outperformance at market price most likely reflects investors' favorable perceptions of this high-quality focus. The fact that the fund increased its dividend during the year may also have been a factor.
Looking at longer-term performance, a significant dividend cut, which occurred in December 2000, has contributed to lower market price returns over the past 5 years.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*


Health care               20.8%

Transportation            20.4%

Utilities and power       19.5%

Water and sewer            7.6%

Housing                    6.8%

Footnote reads:
*Based on market value as of 11/30/02. Holdings will vary over time.


* SPUTTERING ECONOMY SPURS BOND RALLY, FLIGHT TO QUALITY

During much of the fund's fiscal year, low inflation, declining interest rates, and the ongoing shakeout in the stock market created a hospitable environment for fixed-income investing. In the spring and summer of 2002, the bond rally was accelerating, with heavy investor demand across all sectors of the municipal-bond market. However, reports of corporate malfeasance, rising layoffs, and a potential war with Iraq began to undermine investors' enthusiasm. In August and September, when the uncertainty and fall in consumer confidence became most pronounced, many municipal-bond investors had shifted assets into high-quality tax-exempt securities. Credit spreads -- the difference in yield between high-quality and lower-rated bonds -- widened as higher-rated bonds advanced more than lower-rated issues. In fact, prices for some lower-rated municipal bonds declined. This underperformance had the effect of erasing much of the gain in net asset value that your fund had achieved earlier in the year.

The fund's performance relative to its competitors was also hurt by the decision to position the portfolio defensively -- for a rise in interest rates -- during a substantial bond-market rally that we had not considered a likely development. Earlier in the fiscal year, our forecast called for a modest economic recovery in the next six to twelve months. As noted in the fund's semiannual report, we began to reposition the portfolio to minimize the negative effects of a rising-rate environment that would accompany such a recovery. Given the strong performance of bonds over stocks for nearly three consecutive years, and with interest rates at record lows, we considered this positioning a prudent strategy. However, given the strong bond-market rally that ensued, our move ended up hurting the fund's returns for the period.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA --38.6%

Aa/AA -- 2.9%

A -- 23.5%

Baa/BBB -- 20.6%

Ba/BB -- 7.4%

B -- 3.5%

Other (Ca/CC, D, VMIG1) -- 3.5%

Footnote reads:

*As a percentage of market value as of 11/30/02. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's description unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* LOWER-RATED BONDS OFFER OPPORTUNITY BUT REQUIRE CAREFUL RISK MANAGEMENT

The fund still has some exposure to the lower-quality, higher-yielding segment of the municipal-bond market, and we believe these holdings can survive the difficult credit cycle intact. Indeed, signs at the end of the period pointed to economic and market transition. The anticipated bond sell-off finally occurred in October, as reports of stronger-than-expected economic growth caused investors to be more optimistic, and the stock market began to rally. A reversal of the flight to quality in bonds also occurred, sending the 10-year Treasury yield soaring from 3.60% at the start of the month to over 4.20% by the end of October. In November, the market was more volatile, with Treasury yields again declining but then rising once again to levels that approached the October highs. During these two months, our strategy of holding lower-rated bonds paid off, as the higher-yielding, lower-rated holdings garnered attention from more confident investors. It remains to be seen whether this reversal of economic fortunes and investor sentiment will be sustained.


Fund Profile

Putnam Investment Grade Municipal Trust seeks to maintain as high a level of current income free from federal income tax as is consistent with preservation of capital by investing primarily in investment-grade municipal bonds. The fund is suitable for conservative investors seeking tax-exempt income.


Many of the fund's lower-rated holdings consist of Industrial
Development Bonds (IDBs). These are municipal bonds issued to encourage local expansion by various businesses. They are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group as a whole. For example, a number of the fund's holdings in the transportation sector consist of bonds issued to finance airport facility expansion and backed by various airlines. Airlines and airport authority bonds have typically represented a significant portion of your fund's holdings because of their history of high current income and liquidity in the municipal-bond market. However, as the airlines suffered from declining traffic and high fixed costs, many of the airline-backed municipal bonds declined in price. This included the fund's small positions in bonds backed by the credit of U.S. Airways and United Airlines, both of which filed for Chapter 11. We believe that with an improving economy, these holdings have the potential to rebound.

At the fiscal year-end, a portion of the portfolio consisted of IDBs backed by electric power companies. Although the industry remains deeply troubled by revelations of market manipulation and is still struggling with deregulation, overcapacity, and depressed prices, the fund owns securities of some issuers in this industry that we believe have favorable credit profiles. Among these are the Sam Rayburn Texas
Municipal Power bonds we purchased during the period. These bonds, which are financing the delivery of power to three cities in southeast Texas, were recently upgraded from the BB category to the BBB- category. The power producer can adjust rates for these cities monthly rather than annually, which should help it have sufficient revenues to meet debt obligations.

Near the end of the period, the fund looked to the giant California power bond issuance for diversification and value. These bonds, issued by the California Department of Water Resources, partially reimbursed the state's general fund for monies lent to make electricity available during the California power crisis of last year. Questions about political risk, the enforceability of certain security provisions, and the sheer size of the bond issue pushed yields to attractive levels in November. In our view, these perceptions are overly negative. We consider these bonds relatively stable and think they have potential for refunding. If this takes place, it would increase their perceived creditworthiness, which usually results in some price appreciation.

In the hospital sector, which is still struggling with a high cost structure, we've located several well-managed hospitals that are benefiting from technological advances, the loosening of managed-care restrictions, and an aging population. For example, the John C. Lincoln
Health Network in Arizona may be experiencing growth pressures that require the hospital to borrow additional money to expand facilities, but the influx of retirees and a general population increase is creating rising demand for services.

* CAUTIOUS OUTLOOK EXPECTED TO CONTINUE

Two events in the last weeks of the fund's fiscal year are likely to have a strong influence on the municipal-bond market in the months ahead. First, the Federal Reserve Board lowered the federal funds rate by half a percentage point in response to the economy's continued sluggishness and investors' lack of confidence. The second event was California's long-anticipated issuance of power bonds. The size of this issuance -- over $6.5 billion -- is quite significant and created concerns about how the tax-exempt market would absorb it. Further aggravating the supply/demand imbalance is the continued refunding activity by municipalities and municipal issuers looking to retire expensive, high-interest debt to lower their expenses. In light of these constantly changing conditions, successful management requires in-depth research, vigilance, and patience.

We believe that when the economic outlook becomes more positive, high-quality bonds could come under pressure as interest rates rise, which has already begun to happen. If rates continue to rise over the next several years, as we expect, we believe the lower-rated sectors should outperform. We cannot know when this change is likely to take place, but we feel confident that our decision to position the fund in anticipation of rising interest rates and narrowing credit spreads should ultimately benefit shareholders. As always, we will maintain the fund's emphasis on investment-grade bonds while working to keep the portfolio well diversified and able to take advantage of opportunities in other sectors.

The views expressed here are exclusively those of Putnam Management.
They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury
(Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack
(Portfolio Member), Joyce Dragone, and Jerome Jacobs.



PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its fiscal year, which ended November 30, 2002. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                                  Market   Lehman Municipal    Consumer
                     NAV          price        Bond Index    price index
-------------------------------------------------------------------------------
1 year              2.36%          8.58%          6.32%          2.25%
-------------------------------------------------------------------------------
5 years            24.00           4.62          33.35          12.24
Annual average      4.40           0.91           5.93           2.34
-------------------------------------------------------------------------------
10 years           78.56          71.96          89.35          27.73
Annual average      5.97           5.57           6.59           2.48
-------------------------------------------------------------------------------
Annual average,
life of fund
(since 10/26/89)    7.28           6.91           7.31           2.87
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/02

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                       12
-------------------------------------------------------------------------------
Income 1                                                  $0.8045
-------------------------------------------------------------------------------
Capital gains 1                                              --
-------------------------------------------------------------------------------
  Total                                                   $0.8045
-------------------------------------------------------------------------------
Distributions (preferred shares)                  Series A (1,400 shares)
-------------------------------------------------------------------------------
Income 1                                                 $1,466.49
-------------------------------------------------------------------------------
Capital gains 1                                              --
-------------------------------------------------------------------------------
  Total                                                  $1,466.49
-------------------------------------------------------------------------------
Share value (common shares)                           NAV         Market price
-------------------------------------------------------------------------------
11/30/01                                            $10.96           $10.67
-------------------------------------------------------------------------------
11/30/02                                             10.41            10.75
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                                8.01%            7.76%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                         13.05            12.64
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

LIPPER INFORMATION:

The average annualized return for the 56 funds in the Lipper General
Muni Debt Funds (Leveraged) category over the 12 months ended 11/30/02 was 6.26%. Over the 5- and 10-year periods ended 11/30/02, annualized returns for the category were 5.52% and 6.66%, respectively.


TOTAL RETURN FOR PERIODS ENDED 12/31/02(most recent calendar quarter)

                                                   NAV       Market price
-------------------------------------------------------------------------------
1 year                                            8.08%         14.30%
-------------------------------------------------------------------------------
5 years                                          25.84           4.50
Annual average                                    4.70           0.88
-------------------------------------------------------------------------------
10 years                                         80.86          73.10
Annual average                                    6.10           5.64
-------------------------------------------------------------------------------
Annual average (life of fund,
since 10/26/89)                                   7.47           6.96
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund.
Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees.
Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations  shows the fund's net investment gain or loss.
This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Investment Grade Municipal Trust

We have audited the accompanying statement of assets and liabilities of Putnam Investment Grade Municipal Trust, including the fund's portfolio, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust as of November 30, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
January 2, 2003


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THE FUND'S PORTFOLIO
November 30, 2002


KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (0.8%)
-------------------------------------------------------------------------------------------------------------------
         $2,900,000 Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt.),
                    Ser. A, FGIC, 5s, 2/1/41                                              Aaa            $2,813,000

Arizona (0.8%)
-------------------------------------------------------------------------------------------------------------------
            500,000 AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                    (John C. Lincoln Hlth. Network), 6 3/8s, 12/1/37                      BBB               505,000
          1,525,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande, Regl. Med. Ctr.), Ser. A, 7 5/8s,
                    12/1/29                                                               B/P             1,420,156
          1,000,000 Scottsdale, Indl. Dev. Hosp. Auth. Rev. Bonds
                    (Scottsdale Healthcare), 5.8s, 12/1/31                                A3              1,002,500
                                                                                                      -------------
                                                                                                          2,927,656

Arkansas (2.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (Washington Regl. Med. Ctr.), 7 3/8s, 2/1/29                          Baa3            3,206,250
          4,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7s, 2/1/10                    BB/P            3,950,000
                                                                                                      -------------
                                                                                                          7,156,250

California (7.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Anaheim, Pub. Fin. Auth. IFB, MBIA, 11.42s, 12/28/18 (SEG)            Aaa             2,667,500
          2,500,000 CA Hlth. Fac. Auth. Rev. Bonds (Sutter Hlth.),
                    Ser. A, 5 3/8s, 8/15/30                                               Aaa             2,559,375
                    CA State Dept. of Wtr. Resources Pwr. Supply Rev.
                    Bonds, Ser. A
          1,500,000 6s, 5/1/15                                                            A3              1,646,250
         13,000,000 AMBAC, 5 1/2s, 5/1/13                                                 Aaa            14,543,750
          1,500,000 5 1/2s, 5/1/11                                                        A3              1,612,500
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,605,625
          1,500,000 Gilroy, Project Rev. Bonds (Bonfante Gardens Park),
                    8s, 11/1/25                                                           B/P             1,383,750
                                                                                                      -------------
                                                                                                         26,018,750

Colorado (4.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 CO Hlth. Fac. Auth. Rev. Bonds (Hlth. Fac.-Evangelical
                    Lutheran), 3.35s, 10/1/06                                             A3              2,515,625
          3,000,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30                        A3              3,123,750
          2,000,000 CO State Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.), 8 3/8s, 12/1/26 (In default) (NON)             D/P               540,000
                    CO State Single Family Hsg. Fin. Auth. Rev. Bonds
            730,000 Ser. B-2 , 7s, 5/1/26                                                 Aa2               760,113
            365,000 Ser. B-3, 6.8s, 11/1/28                                               Aa2               374,581
                    Denver, City & Cnty. Arpt. Rev. Bonds
          3,000,000 Ser. D, AMBAC, 7 3/4s, 11/15/13                                       AAA             3,678,750
          2,500,000 MBIA, 5 1/2s, 11/15/25                                                Aaa             2,596,875
          1,000,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1             1,020,000
                                                                                                      -------------
                                                                                                         14,609,694

District of Columbia (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 DC G.O. Bonds, Ser. B, FSA, 5 1/4s, 6/1/26                            Aaa             4,060,000
          1,500,000 DC Tobacco Settlement Fin. Corp. Rev. Bonds,
                    6 3/4s, 5/15/40                                                       A1              1,518,750
                                                                                                      -------------
                                                                                                          5,578,750

Florida (2.9%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Capital Trust Agcy. Rev. Bonds (Seminole Tribe
                    Convention), Ser. A, 10s, 10/1/33
                    (acquired 4/23/02, cost $1,500,000) (RES)                             B/P             1,546,875
          4,895,000 Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19                      A3              4,472,806
          2,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s, 12/1/14                               A-/P            2,111,800
          2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), 5 3/8s, 11/15/28                             BB              1,435,000
          1,000,000 St. Johns Cnty., Hlth. Care Indl. Dev. Auth. Rev.
                    Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P              973,750
                                                                                                      -------------
                                                                                                         10,540,231

Georgia (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,045,000 Atlanta, Waste Wtr. Rev. Bonds, Ser. A, FGIC,
                    5s, 11/1/38                                                           Aaa             1,150,806
          2,300,000 Burke Cnty., Poll. Control Dev. Auth. FRB
                    (GA Power Co.), 4.45s, 1/1/32                                         A2              2,363,250
          4,000,000 Burke Cnty., Poll. Control Dev. Auth. Rev. Bonds
                    (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22                        Aaa             4,139,360
            300,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA, 11.03s, 8/1/10                    Aaa               313,416
                                                                                                      -------------
                                                                                                          7,966,832

Hawaii (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,605,000 HI Dept. of Trans. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 7s, 6/1/20                              B+              1,031,213
         11,000,000 HI State Dept. of Budget & Fin. Rev. Bonds,
                    6.66s, 11/1/21                                                        A-             10,821,250
                                                                                                      -------------
                                                                                                         11,852,463

Illinois (3.8%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Chicago, Board of Ed. G.O. Bonds (School
                    Reform Project), Ser. A, AMBAC, 5 1/4s, 12/1/27                       Aaa             2,528,125
          2,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev.
                    Bonds (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16
                    (In default) (NON)                                                    D/P               450,000
          2,000,000 Huntley, Special Tax Rev. Bonds (Service Area No. 8),
                    7 3/4s, 3/1/29                                                        BB+/P           2,102,500
          2,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                    Syst./Sunbelt Obligation), 5.65s, 11/15/24                            A3              2,440,625
          1,600,000 IL Dev. Fin. Auth. Rev. Bonds (Midwestern U.),
                    Ser. B, 6s, 5/15/26                                                   BBB+            1,642,000
          3,500,000 IL Sports Fac. Auth. Rev. Bonds, AMBAC, 5s, 6/15/32                   Aaa             3,430,000
          1,000,000 IL State Sales Tax Rev. Bonds, Ser. I, FGIC, 6s, 6/15/27              Aaa             1,140,000
                                                                                                      -------------
                                                                                                         13,733,250

Indiana (2.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 12/1/32                                            Baa1            4,750,000
          3,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. A, 6 1/2s, 11/15/31
                    (In default) (NON)                                                    D/P             1,282,500
          4,300,000 Port Camas-Washougal, Poll. Control Pub. Indl.
                    Corp. Rev. Bonds (James River Project), 6.7s, 4/1/23                  BB+             3,456,125
          1,000,000 Rockport, Indl. Poll. Control Rev. Bonds
                    (Indiana-Michigan Pwr.), Ser. B, FGIC, 7.6s, 3/1/16                   Aaa             1,013,560
                                                                                                      -------------
                                                                                                         10,502,185

Kansas (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Burlington, Poll. Control Rev. Bonds
                    (KS Gas & Electric Co.), MBIA, 7s, 6/1/31                             Aaa             4,591,395

Kentucky (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                    (Delta Airlines, Inc.), Ser. A, 7 1/2s, 2/1/12                        BB              3,530,000

Louisiana (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              CCC/P           1,777,500

Maine (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Rumford, Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            1,967,500

Massachusetts (5.2%)
-------------------------------------------------------------------------------------------------------------------
          2,785,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (MA Biomedical Research), Ser. C, 6 3/8s, 8/1/17                      A1              3,032,169
          8,750,000 MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                    Central MA), Ser. B, AMBAC, 11.42s, 6/23/22                           Aaa            10,478,125
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          1,000,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B+/P            1,056,250
          1,450,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            1,479,000
          2,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds (Rental Mtge.),
                    Ser. C, AMBAC, 5 5/8s, 7/1/40                                         Aaa             2,525,000
                                                                                                      -------------
                                                                                                         18,570,544

Michigan (2.9%)
-------------------------------------------------------------------------------------------------------------------
          1,640,000 Detroit, Local Dev. Fin. Auth. Tax Increment G.O.
                    Bonds, Ser. A, 9 1/2s, 5/1/21                                         BBB+/P          1,724,001
          2,200,000 Detroit, Wtr. Supply Syst. IFB, FGIC, 10.995s, 7/1/22                 Aaa             2,290,750
          1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds (Oakwood Hosp.),
                    Ser. A, 5 3/4s, 4/1/32                                                A2                982,090
          5,500,000 MI State Strategic Fund Ltd. Rev. Bonds
                    (Detroit Edison Poll. Control), 5.65s, 9/1/29                         A3              5,438,125
                                                                                                      -------------
                                                                                                         10,434,966

Minnesota (0.6%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P              551,250
          1,705,000 Minneapolis, Cmnty. Dev. Agcy. Rev. Bonds,
                    Ser. G-3, 5.45s, 12/1/31                                              A-              1,715,656
                                                                                                      -------------
                                                                                                          2,266,906

Missouri (4.5%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Cape Girardeau Cnty., Indl. Dev. Auth. Rev. Bonds
                    (St. Francis Med. Ctr.), Ser. A, 5 1/2s, 6/1/16                       A               1,284,375
          2,800,000 Kansas City, Indl. Dev. Auth. Hosp. VRDN
                    (Hlth. Svc. Syst.), MBIA, 1.40s, 10/15/15                             VMIG1           2,800,000
          2,500,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            A-/P            2,706,250
          8,860,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
                    Bonds, FSA, 7.1s, 1/1/30                                              Aaa             9,269,775
                                                                                                      -------------
                                                                                                         16,060,400

Nevada (1.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                         Baa2            3,068,280
          3,000,000 Las Vegas, Monorail Rev. Bonds (2nd Tier),
                    7 3/8s, 1/1/40                                                        BB-/P           2,895,000
                                                                                                      -------------
                                                                                                          5,963,280

New Jersey (1.3%)
-------------------------------------------------------------------------------------------------------------------
            650,000 NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
                    (Cedar Crest Vlg. Inc. Fac.), Ser. A, 7 1/4s, 11/15/31                BB-/P             635,375
          2,000,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            2,170,000
          2,000,000 Tobacco Settlement Fin. Corp. Rev. Bonds
                    (Asset Backed Bonds), 6s, 6/1/37                                      A1              1,897,500
                                                                                                      -------------
                                                                                                          4,702,875

New York (8.6%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 12/1/26                                               A-              4,030,000
          3,000,000 Metropolitan Trans. Auth. Rev. Bonds, Ser. A, FSA,
                    5s, 11/15/30                                                          Aaa             2,970,000
          1,875,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.), Ser. D, 5 1/2s, 11/1/08                    BB+/P           1,877,344
          3,500,000 NY & NJ Port Auth. Special Oblig. IFB, Ser.
                    N18, MBIA, 8.64s, 12/1/17
                    (acquired 7/19/00, cost $3,664,115) (RES)                             Aaa             4,414,375
          7,780,000 NY City, G.O. Bonds, Ser. B, 5 1/4s, 12/1/09                          A2              8,246,800
          2,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (Brooklyn Navy Yard Cogen. Partners),
                    Ser. G, 5 3/4s, 10/1/36                                               Baa3            1,907,500
          4,100,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev.
                    Bonds, Ser. C, 5 3/4s, 6/15/26                                        AA              4,366,500
          3,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN,
                    Ser. A, FGIC, 1.25s, 6/15/25                                          VMIG1           3,000,000
                                                                                                      -------------
                                                                                                         30,812,519

North Carolina (4.1%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,000,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             1,085,000
          2,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             1,995,000
         11,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
                    (No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                        Baa1           11,728,750
                                                                                                      -------------
                                                                                                         14,808,750

Ohio (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 OH State Air Quality Dev. Auth. Rev. Bonds
                    (Toledo Poll. Control), Ser. A, 6.1s, 8/1/27                          Baa2            1,970,000
          2,500,000 Rickenbacker, Port Auth. Rev. Bonds (OASBO
                    Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32                        A2              2,443,750
                                                                                                      -------------
                                                                                                          4,413,750

Oklahoma (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care),
                    Ser. A, 5 5/8s, 8/15/29                                               B2              2,476,250

Pennsylvania (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            1,298,437
          5,000,000 Montgomery Cnty., Indl. Auth. Resource Recvy.
                    Rev. Bonds, 7 1/2s, 1/1/12                                            AA-             5,022,900
          1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak Project),
                    Ser. A, 6 3/8s, 11/1/41                                               A3                880,000
          5,000,000 Philadelphia, Indl. Dev. Auth. Special Fac. Rev. Bonds
                    (U.S. Airways, Inc.), 8 1/8s, 5/1/30 (In default) (NON)               D/P             1,000,000
          1,200,000 Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.),
                    Ser. A, 5 7/8s, 12/1/31                                               A-              1,204,500
          2,200,000 West Shore Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+            2,208,250
                                                                                                      -------------
                                                                                                         11,614,087

Puerto Rico (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds,
                    Ser. B, 6s, 7/1/39                                                    A               5,868,750

South Carolina (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
                    6 1/2s, 8/15/32                                                       BBB+            1,016,250
            600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              650,250
          1,750,000 SC Tobacco Settlement Rev. Mgt. Auth. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/28                                               A1              1,699,688
          7,625,000 SC Toll Road Rev. Bonds (Southern Connector),
                     Ser. A, 5 3/8s, 1/1/38                                               BBB-            4,041,250
                                                                                                      -------------
                                                                                                          7,407,438

South Dakota (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 SD Edl. Enhancement Funding Corp. Rev. Bonds,
                    Ser. B, 6 1/2s, 6/1/32                                                A1              1,962,500

Tennessee (5.3%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board IFB
                    Ser. A2, MBIA, 10.495s, 7/1/21
                    (acquired 2/8/00, cost $3,296,650) (RES)                              Aaa             4,230,625
          3,000,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/25                       Baa2            3,195,000
         10,900,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                    (Steeplechase Falls), Ser. A-10, FSA, 7 1/8s, 1/1/30                  Aaa            11,499,500
                                                                                                      -------------
                                                                                                         18,925,125

Texas (11.2%)
-------------------------------------------------------------------------------------------------------------------
         11,500,000 Alliance, Arpt. Auth. Rev. Bonds (Federal Express
                    Corp.), 6 3/8s, 4/1/21                                                Baa2           12,118,125
          5,000,000 Austin, Elec. Util. Syst. Rev. Bonds, FSA, 5s, 1/15/30                Aaa             4,881,250
          1,000,000 Comal Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Healthcare System - McKenna Memorial Project),
                    Ser. A, 6 1/4s, 2/1/32                                                Baa2              970,000
          7,000,000 Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines, Inc.), 6 3/8s, 5/1/35                       BB-             2,800,000
          1,500,000 Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial
                    Hermann Healthcare), Ser. A, 6 3/8s, 6/1/29                           A2              1,575,000
                    Houston, Arpt. Syst. Rev. Bonds
          1,500,000 (Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29                  B+                830,625
          5,000,000 Ser. C, FGIC, 5s, 7/1/28                                              Aaa             4,918,750
          1,500,000 Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21                 BBB-            1,528,125
         11,000,000 TX State Tpk. Auth. Rev. Bonds, Ser. A, AMBAC, 5s,
                    8/15/42                                                               Aaa            10,697,500
                                                                                                      -------------
                                                                                                         40,319,375

Utah (5.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Carbon Cnty., Solid Waste Disp. Rev. Bonds
                    (Laidlaw Env.), Ser. A, 7.45s, 7/1/17                                 BB-/P           3,011,250
                    UT State Pwr. Supply Rev. Bonds (Intermountain
                    Pwr. Agcy.), Ser. A, MBIA
          8,280,000 6.15s, 7/1/14                                                         Aaa             9,625,500
          4,720,000 6.15s, 7/1/14, Prerefunded                                            Aaa             5,327,700
                                                                                                      -------------
                                                                                                         17,964,450

Vermont (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,460,000 VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Brattleboro Memorial Hosp.), 7s, 3/1/24                              BBB+            4,777,775

Virginia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,300,000 Pocahontas Parkway Assn. Toll Road Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            1,612,875

Washington (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,800,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 7 1/8s, 4/1/20                            B+/P            1,390,500
          1,700,000 Port Vancouver, VRDN (United Grain Corp.),
                    1.2s, 12/1/09                                                         VMIG1           1,700,000
                                                                                                      -------------
                                                                                                          3,090,500

Wisconsin (2.9%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Badger, TOB Asset Securitization Corp. Rev.
                    Bonds, 6 3/8s, 6/1/32                                                 A1              3,373,125
                    WI Stare Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,500,000 (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              2,500,000
          4,500,000 (United Hlth. Group, Inc.), Ser. B, MBIA,
                    5 1/2s, 12/15/20                                                      Aaa             4,713,750
                                                                                                      -------------
                                                                                                         10,586,875
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $365,860,428)                                              $360,205,446
-------------------------------------------------------------------------------------------------------------------

   (a) Percentages indicated are based on portfolio market value.

 (RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the angencies would ascribe to these securitites at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered in the Report of independent accountants.

 (NON) Non-income-producing security.

 (RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2002 was $10,191,875 or 2.8% of portfolio market value.

 (SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2002.

       The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB and VRDN are the current interest rates at November 30, 2002.

       The fund had the following industry group concentrations greater than 10% at November 30, 2002 (as a percentage of market value):

         Health care          20.8%
         Transportation       20.4
         Utilities and power  19.5

       The fund had the following insurance concentrations greater than 10% at November 30, 2002 (as a percentage of market value):

         AMBAC                13.3%
         MBIA                 12.6

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002

                      Market      Aggregate Face    Expiration     Unrealized
                       Value          Value           Date       Appreciation
------------------------------------------------------------------------------
U. S. Treasury
Note 10 yr.
(Short)             $15,555,314     $15,784,068      Mar-03         $228,754
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$365,860,428) (Note 1)                                                         $360,205,446
-------------------------------------------------------------------------------------------
Cash                                                                                 57,609
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    6,788,496
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       10,002
-------------------------------------------------------------------------------------------
Total assets                                                                    367,061,553

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                45,938
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,513,107
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                                5,020
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,252,193
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        638,707
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           27,647
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        23,966
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            821
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              122,436
-------------------------------------------------------------------------------------------
Total liabilities                                                                 5,629,835
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares: (1,400 shares
authorized and outstanding at $100,000 per share) (Note 4)                      140,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $221,431,718

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized)
(Note 1)                                                                       $236,394,458
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,146,929
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (11,683,441)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (5,426,228)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                                    $221,431,718

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share
($221,431,718 divided by 21,262,820 shares)                                          $10.41
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2002
Interest income:                                                                $23,531,262
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,568,211
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      241,434
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,296
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,223
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              341,500
-------------------------------------------------------------------------------------------
Other                                                                               149,257
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,321,921
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (26,989)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,294,932
-------------------------------------------------------------------------------------------
Net investment income                                                            20,236,330
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                (1,331,670)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (70,763)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the year                                                                 (11,223,570)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (12,626,003)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $7,610,327
-------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From tax exempt income                                                           (2,050,069)
-------------------------------------------------------------------------------------------
From ordinary income                                                                 (3,011)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations (applicable
to common shareholders)                                                          $5,557,247
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended November 30
                                                                   ------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $20,236,330           $21,332,554
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,402,433)             (240,162)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (11,223,570)              (75,204)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                                         7,610,327            21,017,188

Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                 (2,050,069)           (4,322,862)
-------------------------------------------------------------------------------------------------------
From ordinary income                                                       (3,011)                   --
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                                     5,557,247            16,694,326

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                (17,051,166)          (15,100,308)
-------------------------------------------------------------------------------------------------------
From ordinary income                                                      (10,587)               (4,225)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares
in connection with reinvestment of distributions                          953,468               538,796
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (10,551,038)            2,128,589

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     231,982,756           229,854,167
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $2,146,929 and $1,037,598, respectively)                          $221,431,718          $231,982,756
-------------------------------------------------------------------------------------------------------
Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                         21,174,129            21,126,141
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                              88,691                47,988
-------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                               21,262,820            21,174,129
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of year                                                                 1,400                 1,400
-------------------------------------------------------------------------------------------------------




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

-------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                            Year ended November 30
-------------------------------------------------------------------------------------------------------------------
                                                2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)                     $10.96       $10.88       $10.71       $11.98       $12.05
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                        .95         1.01         1.03         1.06         1.07
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                      (.60)        (.02)         .26        (1.14)         .06
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .35          .99         1.29         (.08)        1.13
-------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income                      (.10)        (.20)        (.28)        (.23)        (.24)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .25          .79         1.01         (.31)         .89
-------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income                      (.80)        (.71)        (.84)        (.96)        (.96)
-------------------------------------------------------------------------------------------------------------------
Total distributions                             (.80)        (.71)        (.84)        (.96)        (.96)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                               $10.41       $10.96       $10.88       $10.71       $11.98
-------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                               $10.75       $10.67        $9.81       $11.94       $14.94
-------------------------------------------------------------------------------------------------------------------
Total return at market value
(common shares)(%)(b)                           8.58        15.96       (11.14)      (13.96)        8.73
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
common shares (in thousands)                $221,432     $231,983     $229,854     $225,172     $249,585
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                    1.46         1.49         1.47         1.46         1.47
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                    7.99         7.19         7.10         7.24         6.82
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         19.25        23.05        24.90        14.92        14.44
-------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund") is registered under the Invest ment Company Act of 1940, as amended, as a diversified, closed-end management invest ment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Manage ment, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes do not involve undue risk to income or principal. Under normal circumstances, the fund will invest at least 80% of its net assets in investment grade securities (rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial state ments. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2002, the fund had a capital loss carryover of approximately $8,546,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,486,000    November 30, 2004
       612,000    November 30, 2005
     1,662,000    November 30, 2006
     2,968,000    November 30, 2007
       535,000    November 30, 2009
     1,283,000    November 30, 2010

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on November 30, 2002 was 1.309%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, unrealized and realized gains and losses on certain futures contracts, straddle loss deferrals and partnership income. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2002, the fund reclassified $12,166 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $12,166.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                    $15,886,696
Unrealized depreciation                    (21,541,678)
                                  --------------------
Net unrealized depreciation                 (5,654,982)
Undistributed tax exempt income              3,599,841
Capital loss carryforward                    8,545,551
Post October loss                                   --

Cost for federal income
tax purposes                              $365,860,428

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

Effective January 1, 2003, a new management contract will be in effect. Such fee will be based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $5 billion and 0.32% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2002, the fund's expenses were reduced by $26,989 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $692 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $79,011,957 and $67,588,044, respectively. There were no pur chases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed
Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At November 30, 2002, no such restrictions have been placed on the fund.

Under Emerging Issues Task Force (EITF) promulgation Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the fund's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premiums and accrete discounts on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to December 1, 2001, the fund did not accrete discounts for certain fixed-income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.93% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.


RESULTS OF OCTOBER 3, 2002 SHAREHOLDER MEETING
(Unaudited)


An annual meeting of shareholders of the fund was held on October 3, 2002. At the meeting, each of the nominees for Trustees was elected, as follows:
                                Common Shares            Preferred Shares
                                            Votes                  Votes
                           Votes for      withheld    Votes for  withheld
Jameson A. Baxter         18,546,628       318,379       1,152       16
Charles B. Curtis         18,549,556       315,451       1,152       16
Ronald J. Jackson         18,556,698       308,309       1,152       16
Paul L. Joskow            18,554,698       310,309       1,152       16
Elizabeth T. Kennan       18,545,384       319,623       1,152       16
Lawrence J. Lasser        18,554,698       310,309       1,152       16
John H. Mullin, III       18,554,698       310,309       1,152       16
George Putnam, III        18,556,698       308,309       1,152       16
A.J.C. Smith              18,550,834       314,173       1,152       16
W. Thomas Stephens        18,554,698       310,309       1,152       16
W. Nicholas Thorndike     18,548,761       316,246       1,152       16
John A. Hill                      --            --       1,152       16
Robert E. Patterson               --            --       1,152       16



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.


George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
-------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of November 30, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of
  1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the
  parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed
  "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management,
  Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam
  Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan
  Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management; prior to
                                                                 January 1998, Partner and Director,
                                                                 Cooke & Bieler, Inc.

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58), Vice President
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1 The address of each Officer is One Post Office Square, Boston, MA 02109.

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FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam
Investments has a heritage of investment leadership dating back to Judge
Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG   LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.

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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com

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